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Exhibit 25.1

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2)   |__|

                                  ____________

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


                               New York13-5160382
                    (State of incorporation(I.R.S. employer
                if not a U.S. national bank)identification no.)

                      48 Wall Street, New York, N.Y.10286
               (Address of principal executive offices)(Zip code)


                                  ____________


                               ANTEC CORPORATION
              (Exact name of obligor as specified in its charter)


                          State of Delaware36-3892082
                (State or other jurisdiction of(I.R.S. employer
               incorporation or organization)identification no.)


                           5720 Peachtree Parkway, NW
                             Norcross, Georgia30092
               (Address of principal executive offices)(Zip code)

                             ______________________

                 4-1/2% Convertible Subordinated Notes Due 2003
                      (Title of the indenture securities)


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1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

----------------------------------------------------------------------------------------
     Name                                         Address
----------------------------------------------------------------------------------------
     Superintendent of Banks of the State of      2 Rector Street, New York,
     New York, N.Y.  10006, and
     Albany, N.Y. 12203

     Federal Reserve Bank of New York             33 Liberty Plaza, New York, N.Y. 10045

     Federal Deposit Insurance Corporation        Washington, D.C.  20429

     New York Clearing House Association          New York, New York 10005

     (b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.             LIST OF EXHIBITS.

                EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.




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                                   SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 22nd day of June, 1998.


                                       THE BANK OF NEW YORK



                                       By:  /s/ LUCILLE FIRRINCIELI
                                          --------------------------
                                          Name:  LUCILLE FIRRINCIELI
                                          Title: VICE PRESIDENT





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                                                                       Exhibit 7

                    _______________________________________

                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of 48 Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                             Dollar Amounts
ASSETS                                                        in Thousands
Cash and balances due from depos-
 itory institutions:
 Noninterest-bearing balances and
 currency and coin ................................           $ 5,742,986
 Interest-bearing balances ........................             1,342,769
Securities:
 Held-to-maturity securities ......................             1,099,736
 Available-for-sale securities ....................             3,882,686
Federal funds sold and Securities pur-
 chased under agreements to resell.................             2,568,530
Loans and lease financing
 receivables:
 Loans and leases, net of unearned
  income ..........................................            35,019,608
 LESS: Allowance for loan and
  lease losses ....................................               627,350
 LESS: Allocated transfer risk
  reserve..........................................                     0
 Loans and leases, net of unearned
  income, allowance, and reserve...................            34,392,258
Assets held in trading accounts ...................             2,521,451
Premises and fixed assets (including
 capitalized leases) ..............................               659,209
Other real estate owned ...........................                11,992
Investments in unconsolidated
 subsidiaries and associated
 companies ........................................               226,263
Customers' liability to this bank on
 acceptances outstanding ..........................             1,187,449
Intangible assets .................................               781,684
Other assets ......................................             1,736,574
                                                              -----------
Total assets ......................................           $56,153,587
                                                              ===========

LIABILITIES
Deposits:
 In domestic offices ..............................           $27,031,362
 Noninterest-bearing ..............................            11,899,507
 Interest-bearing .................................            15,131,855


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
 In foreign offices, Edge and
 Agreement subsidiaries, and IBFs ..............             13,794,449
 Noninterest-bearing ...........................                590,999
 Interest-bearing ..............................             13,203,450
Federal funds purchased and Securities
 sold under agreements to repurchase............              2,338,881
Demand notes issued to the U.S.
 Treasury ......................................                173,851
Trading liabilities ............................              1,695,216
Other borrowed money:
 With remaining maturity of one year
  or less ......................................              1,905,330
 With remaining maturity of more than
  one year through three years..................                      0
 With remaining maturity of more than
  three years ..................................                 25,664
Bank's liability on acceptances exe-
 cuted and outstanding .........................              1,195,923
Subordinated notes and debentures ..............              1,012,940
Other liabilities ..............................              2,018,960
                                                            -----------
Total liabilities ..............................             51,192,576
                                                            -----------

EQUITY CAPITAL
Common stock ...................................              1,135,284
Surplus ........................................                731,319
Undivided profits and capital
 reserves ......................................              3,093,726
Net unrealized holding gains
 (losses) on available-for-sale
 securities ....................................                 36,866
Cumulative foreign currency transla-
 tion adjustments ..............................                (36,184)
                                                            -----------
Total equity capital ...........................              4,961,011
                                                            -----------
Total liabilities and equity
 capital .......................................            $56,153,587
                                                            ===========

     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                  /s/ Robert E. Keilman

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

     Thomas A. Renyi
     Alan R. Griffith       Directors
     J. Carter Bacot


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